UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01	RHP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.

OEG Credit Agreement

On June 28, 2024, OEG Borrower, LLC (“OEG Borrower”) and OEG Finance, LLC (“OEG Finance”), each a wholly owned direct or indirect subsidiary of OEG Attractions Holdings, LLC (“OEG”) which is an indirect 70% owned subsidiary of Ryman Hospitality Properties, Inc. (the “Company”), entered into a certain First Amendment, which amends the Credit Agreement dated as of June 16, 2022 among OEG Borrower, as borrower, OEG Finance, certain subsidiaries of OEG Borrower from time to time party thereto as guarantors, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Original OEG Credit Agreement”). As amended, the credit facility (the “Amended OEG Credit Agreement”) includes certain amended terms including lower interest rates, extended maturities and modifications to various covenants.

The Amended OEG Credit Agreement provides for (i) a senior secured term loan facility in an aggregate principal amount equal to $300,000,000 (the “OEG Term Loan”) and (ii) a senior secured revolving credit facility in an aggregate principal amount not to exceed $80,000,000 (the “OEG Revolver”). The OEG Term Loan refinances and places the former term loan in the outstanding principal amount of $294,750,000 as of June 28, 2024 and the OEG Revolver refinances and replaces the senior secured revolving credit facility in an aggregate principal amount not to exceed $65,000,000, of which $17,000,000 was outstanding as of June 28, 2024.

The OEG Term Loan and the OEG Revolver are each secured by substantially all of the assets of OEG Finance and each of its subsidiaries (other than Block 21-related subsidiaries and Circle, as more specifically described in the Amended OEG Credit Agreement). The OEG Term Loan bears interest at a rate equal to either, at OEG Borrower’s election, as of the closing contemplated by the Amended OEG Credit Agreement: (a) the Alternate Base Rate plus 2.500% or (b) Adjusted Term SOFR plus 3.50% (all as more specifically described in the Amended OEG Credit Agreement). Borrowings under the OEG Revolver bear interest at a rate equal to either, at OEG Borrower’s election, as of the closing contemplated by the Amended OEG Credit Agreement: (a) the Alternate Base Rate plus the Applicable Rate (as defined in the Amended OEG Credit Agreement) or (b) Adjusted Term SOFR plus the Applicable Rate. Under the Amended OEG Credit Agreement, (i) the Applicable Rate for Alternative Base Rate loans will be between 2.75% and 2.25% and (ii) the Applicable Rate for Adjusted Term SOFR loans will be between 3.75% and 3.25%, in each of (i) and (ii) based upon the First Lien Leverage Ratio of OEG Finance and its consolidated subsidiaries (as more specifically described in the Amended OEG Credit Agreement) The Applicable Rate for borrowings as of June 28, 2024 is 2.50% for Alternative Base Rate Loans and 3.50% for Adjusted Term SOFR loans.

The OEG Term Loan matures on June 28, 2031 and the OEG Revolver matures on June 28, 2029.

OEG Borrower used the proceeds of the OEG Term Loan to refinance the original term loan under the Original OEG Credit Agreement that was advanced in 2022 in connection with the investment in OEG by Atairos Group and payment of an intercompany note to the Company’s subsidiary, which proceeds were used by the Company to pay the Company’s Term Loan A in 2022 and for general corporate purposes.

Certain lenders under the Amended OEG Credit Agreement or their affiliates have provided, and may in the future provide, certain commercial banking, financial advisory, and investment banking services in the ordinary course of business of the Company, its subsidiaries (including OEG, OEG Borrower and OEG Finance) and certain of its affiliates, for which they receive customary fees and commissions.

The above summary of the Amended OEG Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended OEG Credit Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the Amended OEG Credit Agreement. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including, but not limited to, risks and uncertainties associated with the Company’s ability to capitalize on existing and new opportunities related to OEG and the Company’s Hospitality segment, the occurrence of any event, change or other circumstance that could limit the Company’s ability to capitalize on such existing and new opportunities and adverse effects on the Company’s common stock resulting from a failure to capitalize on such existing and new opportunities. Other factors that could cause actual results to differ from the Company’s beliefs and expectations are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Quarterly Reports on Form 10-Q and subsequent filings. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits

99.1*        First Amendment dated June 28, 2024 to Credit Agreement, dated as of June 16, 2022, among OEG Borrower, LLC, as borrower, OEG Finance, LLC, certain subsidiaries of OEG Borrower, LLC from time to time party thereto as guarantors, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104           Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and similar attachments have been omitted in reliance on Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: July 1, 2024	By:	/s/ Scott J. Lynn
Name: Scott J. Lynn
Title: Executive Vice President, General Counsel and Secretary